UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2009

MANDALAY MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	00-10039	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 601-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On October 30, 2009, Mandalay Media, Inc. (the “Company”) issued a press release announcing an increased proposal to acquire the outstanding shares of WPT Enterprises, Inc. (“WPT”).  The proposal was communicated by a letter dated October 29, 2009 to WPT’s Board of Directors.

The press release announcing the proposal, including the full text of the letter to WPT’s Board of Directors, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated October 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANDALAY MEDIA, INC.

Dated: October 30, 2009	By:	/s/ James Lefkowitz
James Lefkowitz
Chief Operating Officer